Supplement Dated February 9, 2012
To The Prospectus
Dated February 1, 2012

Curian Variable Series Trust

Effective February 1, 2012, in the prospectus for the Curian Guidance – Maximize Income Fund (page 84), Curian Guidance – Balanced Income Fund (page 87), Curian Guidance – Rising Income Fund (page 90), and Curian Guidance – Moderate Growth Fund (93), in the section entitled “Principal Investment Strategies,” please delete the table entitled “JNL Series Trust” in its entirety and replace it with the following:

JNL Series Trust
Underlying Fund	Asset Class
JNL/AQR Managed Futures Strategy Fund	Managed Futures
JNL/BlackRock Commodity Securities Fund	Commodities
JNL/BlackRock Global Allocation Fund	Asset Allocation
JNL/Brookfield Global Infrastructure Fund	Global Infrastructure
JNL/Franklin Templeton Global Multisector Bond Fund	Global Bond
JNL/Franklin Templeton International Small Cap Growth Fund	International Small Cap
JNL/Franklin Templeton Small Cap Value Fund	Small Cap Value
JNL/Goldman Sachs Emerging Markets Debt Fund	Emerging Markets Debt
JNL/Invesco Global Real Estate Fund	Specialty – Real Estate
JNL/Invesco International Growth Fund	International Equity
JNL/Invesco Small Cap Growth Fund	Small Cap Growth
JNL/Ivy Asset Strategy Fund	Asset Allocation
JNL/JPMorgan MidCap Growth Fund	Mid Cap Growth
JNL/Lazard Emerging Markets Fund	Emerging Markets Equity
JNL/Mellon Capital Management Global Alpha Fund	Absolute Return
JNL/PIMCO Real Return Fund	Treasury Inflation Protected (TIPs)
JNL/PPM America Floating Rate Income Fund	Floating Rate Bond
JNL/PPM America High Yield Bond Fund	High Yield
JNL/PPM America Mid Cap Value Fund	Mid Cap Value
JNL/Red Rocks Listed Private Equity Fund	Growth and Income
JNL/T. Rowe Price Established Growth Fund	Large Cap Growth
JNL/T. Rowe Price Value Fund	Large Cap Value
JNL/WMC Money Market Fund	Money Market

This Supplement is dated February 9, 2012.